                                  SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                               CBES BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

                                                              September 25, 2001




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of CBES Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 4:00 p.m. on October 25, 2001 at the Excelsior Springs, Missouri Community Center located at 112 Thompson Avenue, Excelsior Springs, Missouri.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's fiscal 2001 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect three directors of the Company and to ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2002. The Board of Directors unanimously recommends that you vote for each of the proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                                Sincerely,

                                                /s/ Paul L. Thomas
                                                Paul L. Thomas
                                                Chief Executive Officer

                               CBES BANCORP, INC.
                           1001 North Jesse James Road
                        Excelsior Springs, Missouri 64024
                                 (816) 630-6711

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 25, 2001

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of CBES Bancorp, Inc. (the "Company") will be held at the Excelsior Springs, Missouri Community Center located at 112 Thompson Avenue, Excelsior Springs, Missouri at 4:00 p.m., local time, on October 25, 2001.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The election of three directors of the Company for three year terms;

         2. The ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending June 30, 2002;

and such other matters as may properly come before the Meeting, or any adjournments thereof. As of the date of this notice, the Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 14, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Paul L. Thomas
                                        Paul L. Thomas
                                        Chief Executive Officer


Excelsior Springs, Missouri
September 25, 2001



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               CBES Bancorp, Inc.
                           1001 North Jesse James Road
                        Excelsior Springs, Missouri 64024
                                 (816) 630-6711


                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 25, 2001

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of CBES Bancorp, Inc. (the "Company"), the parent company of Community Bank of Excelsior Springs, a Savings Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Excelsior Springs, Missouri Community Center located at 112 Thompson Avenue, Excelsior Springs, Missouri on October 25, 2001, at 4:00 p.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 25, 2001.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors and the appointment of KPMG LLP as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked ABSTAIN.

         Any other matters that may be brought before the Annual Meeting will be determined by majority of the votes cast, without regard to broker non-votes, or any proxies as to which a stockholder abstains. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ronald W. Hill, Secretary, CBES Bancorp, Inc., 1001 North Jesse James Road, Excelsior Springs, Missouri 64024.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 14, 2001 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 875,805 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.

                                                                  Shares
                                                               Beneficially    Percent
                           Beneficial Owner                       Owned        of Class
----------------------------------------------------------- -----------------  --------

CBES Bancorp, Inc. Employee Stock Ownership Plan/(1)/             72,991         8.33%
1001 North Jesse James Road
Excelsior Springs, Missouri 64024

David H. Hancock                                                  97,100        11.09%
12498 South 71 Highway
Grandview, Missouri 64030

First Financial Fund, Inc.                                        86,600/(3)/    9.89%
Gateway Center Three
100 Mulberry Street, 9/th/ Floor
Newark, New Jersey 07102-7503

Keith E. Doss                                                     45,242/(4)/    5.16%
PO Box 137
Kearney, Missouri 64060

Investors of America Limited Partnership                          50,000/(5)/    5.71%
135 North Meramac
Clayton, Missouri 63017

Directors and executive officers of the Company                  153,514/(2)/   16.43%
 and the Bank, as a group (12 persons)

________________________
/(1)/ The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 40,658 shares of which have been allocated to accounts of participants. First Bankers Trust of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.

/(2)/ Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above includes 58,336 options to purchase shares of Common Stock granted under the Company's 1997 Stock Option and Incentive Plan and 24,097 awards of shares of restricted Common Stock under the Company's Recognition and Retention Plan ("RRP") to directors and executive officers of the Company. The amount above excludes options which do not vest within 60 days of September 14, 2001.

/(3)/ According to a Schedule 13G filed by Wellington Management Company, LLP ("Wellington"), Wellington beneficially owns 86,600 shares of the Company's Common Stock. The Schedule 13G indicates that the shares are owned by Wellington in its capacity as an investment advisor and are owned of record by clients of Wellington. The Schedule 13G discloses that First Financial Fund, Inc., a client of Wellington, is the owner of more than five percent of the Company's shares.

/(4)/ According to a Schedule 13D filed by Mr. Doss, Mr. Doss has sole voting and dispositive power over 45,242 shares of the Company's Common Stock.

/(5)/ According to a Schedule 13G filed by Investors of America Limited Partnership ("Investors"), Investors has sole voting and dispositive power over 50,000 shares of the Company's Common Stock.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Bank. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year. In May 2001, the Board of Directors voted to increase the size of the board from six to seven members, and to appoint Paul
L. Thomas as a director to serve until the Annual Meeting, subject in each case to OTS approval. The Board also voted to appoint Mr. Thomas Chairman of the Board and Chief Executive Officer of the Company and the Bank, subject to OTS approval. OTS approval for these appointments was received in July 2001.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.


                                                                                            Shares of Common        Percent
                            Age at                                                Term     Stock Beneficially         of
                           June 30,                               Director         to           Owned at             Class
             Name            2001        Position(s) Held         Since/(1)/     Expire   September 14, 2001/(2)/
-----------------------   ----------   --------------------      ------------   -------- ------------------------- ---------
                                                   NOMINEES
                                                   --------

Robert L. Lalumondier        61         Director                     1992         2004           7,355/(3)/          0.83%

Cecil E. Lamb                72         Director                     1985         2004          12,649/(4)/          1.44%

Paul L. Thomas               33         Chairman of the Board        2001         2004          20,591/(7)/          2.33%
                                        and Chief Executive
                                        Officer/(9)/

                                          DIRECTORS CONTINUING IN OFFICE
                                          ------------------------------

Dennis D. Hartman            47         Director and President/(9)/  2000         2003          19,089/(6)/          2.16%

Rodney G. Rounkles           63         Director                     1984         2003          14,420/(3)/          1.64%

Richard N. Cox               55         Director                     1992         2002          24,009/(8)/          2.73%

Robert E. McCrorey           60         Director                     1973         2002          31,403/(5)/          3.56%

______________________________

/(1)/  Includes service as a director of the Bank.
/(2)/ Includes shares held directly, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. Does not include options to purchase shares of Common Stock granted under the Company's 1997 Stock Option and Incentive Plan (the "Stock Option Plan") which have not yet vested.
/(3)/ Includes 5,125 stock options and 1,230 shares of restricted stock for Director Lalumondier and Rounkles.
/(4)/ Includes 4,100 stock options and 2,049 shares of restricted stock for Director Lamb.
/(5)/ Includes 5,125 stock options and 3,648 shares of restricted stock for Director McCrorey.
/(6)/ Includes 9,737 stock options and 3,370 shares of restricted stock for Mr. Hartman.
/(7)/ Includes 9,650 stock options and 5,941 shares of restricted stock for Mr. Thomas.
/(8)/ Includes 5,125 stock options and 2,049 shares of restricted stock for Director Cox.
/(9)/ Recent changes in the positions held by Messrs. Thomas and Hartman are discussed elsewhere herein.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Robert L. Lalumondier. Mr. Lalumondier is the owner of Lalumondier Insurance Agency, located in Kearney, Missouri.

         Cecil E. Lamb. Mr. Lamb is a retired postmaster.

         Paul L. Thomas. In May 2001, the Board of Directors voted to appoint Mr. Thomas as the Chief Executive Officer of the Company and the Bank , subject to OTS approval. Such approval was received in July 2001. As Chief Executive Officer, Mr. Thomas is responsible for overseeing the day-to-day operations of the Company and the Bank. Mr. Thomas joined the Bank in October 2000 as Chief Operating Officer and Chief Lending Officer. Prior to that time, Mr. Thomas was the Vice President of North America Savings Bank and NASB Financial, Inc., located in Grandview, Missouri.

         Dennis D. Hartman. Mr. Hartman has served as President of the Company and the Bank since June 2000. In that capacity, he is responsible for the Company's and the Bank's operations. Mr. Hartman also served as the Chief Executive Officer of the Company and the Bank from July 1999 until Mr. Thomas recently assumed that role as discussed above. Prior to that time, Mr. Hartman served as the Chief Financial Officer and Manager of the Bank's Accounting Department. In that capacity, he was responsible for the supervision of the Accounting Department and reporting to the regulatory authorities. He was also responsible for overseeing the Bank's asset/liability management program. Mr. Hartman joined the Bank in 1978.

         Rodney G. Rounkles. Mr. Rounkles was the plant manager of a molding products plant in Excelsior Springs, Missouri until his retirement in 1995.

         Richard N. Cox. Mr. Cox is the owner and operator of Cox Tool Co., Inc., a designer/builder of plastic molds, located in Excelsior Springs, Missouri.

         Robert E. McCrorey. Mr. McCrorey served as a loan originator for the Bank from 1993 until June 19, 2000. Prior to 1993, he served as a branch manager for a beer distributor. Mr. McCrorey also served as Chairman of the Board and President of the Company and the Bank until June 19, 2000.

Executive Officers Who Are Not Directors

         Executive officers of the Company and the Bank are elected annually by the Board of Directors of the Company and the Bank, respectively. The business experience of the executive officers of the Company and the Bank who are not also directors are set forth below.

         Margaret E. Teegarden. Ms. Teegarden, age 52, is the Manager of the Bank's Savings Department, responsible for managing the Bank's Savings Department. Ms. Teegarden joined the Bank in 1978.

         James V. Alderson. Mr. Alderson, age 55, has served as the Manager of the Consumer Loan Department since June 1994, and is responsible for supervision of the Bank's consumer lending operations. Mr. Alderson has been with the Bank since 1990 and served as a loan officer until June 1994.

         Keith E. Folkerts. Mr. Folkerts, age 52, joined the Bank as Senior Vice President for Non-Residential Lending in March 2001. Mr. Folkerts is responsible for managing the Bank's construction and commercial lending activities. Prior to joining the Bank, Mr. Folkerts was the Senior Commercial Loan Officer with People's Bank in Overland Park, Kansas.

         Brenda K. Barnes. Ms. Barnes, age 39, joined the Bank as Senior Vice President for Residential Lending in March 2001. Ms. Barnes is responsible for overseeing the Bank's residential lending operations. Prior to joining the Bank, Ms. Barnes was a Managing Underwriter with Corinthian Mortgage Corporation in Mission, Kansas.

         Ronald W. Hill. Mr. Hill, age 52, joined the Company as Chief Financial Officer on July 16, 2001. He is responsible for the supervision of the Accounting Department and reporting to regulatory authorities. Prior to joining the Company, Mr. Hill was Chief Financial Officer of Cameron Financial Corporation in Cameron, Missouri.

Ownership Reports by Officers and Directors

         The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, or 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended June 30, 2001, except for Robert L. Lalumondier who filed a Form 5 on August 9, 2001 to report the sale of 819 shares of common stock on May 29, 2001.

Board of Directors' Meetings and Committees

         The Board of Directors of the Company met seven times during the fiscal year ended June 30, 2001. During fiscal 2001, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees.

         The Company's Audit Committee is responsible for the review of the Company's annual audit report prepared by the Company's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. All of the members of the Audit Committee are "independent" as defined in the listing standards of the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee which is attached to this proxy statement as Appendix A. The current members of the Audit Committee are Directors Cox, Lalumondier, Lamb and Rounkles. The Company's Audit Committee met four times during fiscal 2001.

         The Compensation Committee is currently composed of Directors Cox, Lalumondier, Lamb and Rounkles. This Committee is responsible for evaluating the performance of the Company's principal officers and employees to determine the compensation and benefits to be paid to such persons, and for administering the Company's Stock Option Plan and RRP. This Committee met one time during fiscal 2001.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the board members who are not up for election. The Nominating Committee met one time during fiscal 2001.

Audit Committee Report

         In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the Audit Committee has:

         . Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001;

         . Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         . Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         This report has been provided by the Audit Committee:

                                  Richard N. Cox
                                  Robert L. Lalumondier
                                  Cecil E. Lamb
                                  Rodney G. Rounkles

Director Compensation

         During fiscal 2001, the Company paid directors a fee of $200 per annum, except for director Thomas, who received no fees. Additionally, during fiscal 2001 each director of the Bank received a total of $9,000 in board fees plus $1,500 for serving on various committees of the Bank, except for director Hartman who received $7,500 in board fees and no committee fees and director Thomas who received no board or committee fees. Each director also receives life insurance coverage, and each director except for Messrs. Lalumondier and Lamb also receives group hospitalization, dental and prescription coverage. Messrs. Lalumondier and Lamb each received $3,708 in lieu of such coverages during fiscal 2001.

         Stock Benefit Plans. Following approval by the Company's stockholders at the Annual Meeting of Stockholders held on October 28, 1997, each director of the Company who was not a full-time employee (5 persons) received an option to purchase 5,125 shares of Common Stock under the Company's 1997 Stock Option and Incentive Plan and an award of 2,049 shares of restricted stock under the Company's Recognition and Retention Plan. In addition, Mr. McCrorey received options to purchase 10,249 shares under the Stock Option Plan, and 4,099 shares of restricted stock under the Recognition and Retention Plan. As a result of his termination of service as an employee of the Company and the Bank in June 2000, certain awards to Mr. McCrorey in his capacity as an employee were terminated. Mr. McCrorey currently has 5,125 options to purchase shares under the Stock Option Plan, and 3,648 shares of restricted stock under the Recognition and Retention Plan. On June 21, 2001, Mr. Thomas received options to purchase 19,300 shares under the Stock Option Plan and 5,941 shares of restricted stock under the Recognition and Retention Plan.

         Director Emeritus Agreement. In order to encourage directors to remain members of the Bank's board, in February 1995 the Bank entered into Director Emeritus Agreements (the "Emeritus Agreements") with each of the directors of the Bank at that time. Pursuant to the Emeritus Agreements, upon reaching age 75, directors Lamb, Lalumondier, McCrorey, Rounkles and Cox will receive a benefit of $525, $642, $1,225, $817, and $846, respectively, per month paid monthly for ten years following retirement. Upon termination of service for disability or retirement prior to age 75, the director will receive a reduced amount pursuant to a schedule as set forth in the Emeritus Agreements, paid monthly for ten years following termination, or if earlier, until the director's recovery from disability. Upon termination following a change in control of the Bank, each director would be entitled to a lump sum payment of a reduced amount pursuant to a schedule as set forth in the Emeritus Agreement. Upon the death or termination for cause of a director, no benefits will be paid to such director. The Bank purchased life insurance to finance the benefits that would be payable to five of the six directors. The Bank accrued expenses during fiscal 2001 in the aggregate amount of $13,179 for the Emeritus Agreements.

Supervisory Agreement

         On August 4, 2000, the Bank entered into a Supervisory Agreement with the Office of Thrift Supervision (the "OTS"). By signing the Supervisory Agreement, the Bank has agreed to take certain actions in response to concerns raised by the OTS. The Supervisory Agreement provides that the Bank shall take necessary and appropriate actions to achieve compliance with various OTS regulations related to lending standards, lending limitations, classification of assets, appraisal standards and other matters. The Supervisory Agreement provides that the Bank take certain corrective steps to improve its internal asset review program. The Supervisory Agreement requires the Bank to establish adequate allowance for loan losses, and not to reduce the balance of the allowance for loan losses without prior notice of no objection from the OTS. The Supervisory Agreement also provides that the Bank refrain from making any new loan commitments with new builders or subdivision developments without prior OTS approval. The Bank is also prohibited from increasing the number of loans to current builders or subdivision developments without prior OTS approval.

         In addition, the Supervisory Agreement provides that the Board of Directors of the Bank must develop or revise its written policies and procedures relating to real estate appraisals, loan underwriting and credit administration, lending limits and related matters. The Supervisory Agreement also provides that the Bank shall revise its internal audit procedures, shall update its contingency disaster recovery plan, shall establish and implement certain budgetary procedures and shall revise its bonus program. The Supervisory Agreement also provides that the Bank shall refrain from making capital distributions without OTS approval.

         The Supervisory Agreement is considered a formal written agreement with the OTS. Failure to comply with the Supervisory Agreement can lead to further enforcement actions by the OTS. The Bank believes that it has completed the steps to comply with the Supervisory Agreement and remains in compliance with the Supervisory Agreement. The restrictions imposed on the Bank's construction and commercial real estate lending activities have caused a significant decrease in the Bank's activities in these areas. The Supervisory Agreement will remain in effect until terminated by the OTS.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth the compensation paid or accrued by the Bank for services rendered by Paul L. Thomas, who served as Chief Operating Officer and Chief Lending Officer during fiscal 2001, and Dennis D. Hartman, who served as Chief Executive Officer and President during fiscal 2001. No other executive officer earned in excess of $100,000 during fiscal 2001.

====================================================================================================================================
                                            SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                               Annual Compensation             Long-Term Compensation
                                                                                       Awards
                                       ---------------------------------------------------------------------------------------------
                                                                   Other          Restricted
                                                                   Annual           Stock           Options/         All Other
    Name and Principal        Fiscal     Salary      Bonus      Compensation       Award(s)           SARs          Compensation
          Position             Year        ($)        ($)          ($)/(1)/          ($)              (#)                ($)
====================================================================================================================================
Dennis D. Hartman,             2001     $80,435    $    --         $    --       $ 7,011/(2)/        --/(3)/         $15,315/(4)/
  Chief Executive Officer      2000     $67,304    $ 5,548         $    --       $11,782/(2)/        --/(3)/         $ 7,683/(4)/
  and President /(7)/          1999     $45,545    $ 5,271         $    --       $12,685/(2)/        --/(3)/         $11,142/(4)/

Paul L. Thomas                 2001     $90,050    $40,000         $    --       $76,461/(5)/    19,300/(6)/         $    --
  Chief Operating Officer and
  Chief Lending Officer/(7)/
====================================================================================================================================

__________________

/(1)/ Neither Mr. Hartman nor Mr. Thomas received any additional benefits or perquisites which in the aggregate exceeded 10% of his salary and bonus or $50,000.

/(2)/ Based upon approximately 779 shares of restricted stock which vested in each of fiscal 2001, fiscal 2000 and fiscal 1999 at an assumed price of $9.00, $15.13 and $16.06 per share, respectively. On October 28, 1997, pursuant to the Company's Recognition and Retention Plan, Mr. Hartman was awarded 3,895 shares of restricted stock. The market value per share of the Common Stock was $19.25 on the date of the grant, and the aggregate value of 3,895 shares at $19.25 per share totals $74,979. Such awards vest in equal installments at a rate of 20% per year beginning on October 28, 1997, the date of grant, unless otherwise determined by the Board. Awards will be 100% vested upon termination of employment due to death or disability, or following a change of control. The aggregate value of the 3,895 shares of restricted stock awarded to Mr. Hartman, including both vested and unvested shares, as of June 30, 2001 was $49,778, based upon a closing price of $12.78 per share on June 30, 2001.

/(3)/ On October 28, 1997, pursuant to the Company's Stock Option Plan, Mr. Hartman was awarded options to purchase 9,737 shares of Common Stock. Such options vest in equal installments at a rate of 20% per year commencing on the date of grant. The exercise price of such options is $19.25, the fair market value of the underlying shares on October 28, 1997, the date of grant.

/(4)/ Includes $7,500 in Bank board fees and $200 in Company board fees, $7,222 contributed under the ESOP for the benefit of Mr. Hartman, and $393 contributed under the Bank's 401K Plan for the benefit of Mr. Hartman in fiscal 2001; includes $7,378 contributed under the ESOP for the benefit of Mr. Hartman, and $305 contributed under the Bank's 401K Plan for the benefit of Mr. Hartman in fiscal 2000; includes $10,855 contributed under the ESOP for the benefit of Mr. Hartman, and $287 contributed under the Bank's 401K Plan for the benefit of Mr. Hartman in fiscal 1999.

/(5)/ Based upon 5,941 shares of restricted stock which vested in fiscal 2001 at an assumed price of $12.87. On June 21, 2001, pursuant to the Company's Recognition and Retention Plan, Mr. Thomas was awarded 5,941 shares of restricted stock. The market value per share of the common stock was $12.87 on the date of the grant, and the aggregate value of 5,941 shares at $12.87 per share totals $76,461. Such award vested without restriction on June 30, 2001. The aggregate value of 5,941 shares of restricted stock awarded to Mr. Thomas as of June 30, 2001 was $75,296, based upon a closing price of $12.78 per share on June 30, 2001.

/(6)/ On June 21, 2001, pursuant to the Company's Stock Option Plan, Mr. Thomas was awarded options to purchase 19,300 shares of common stock. Such options vest at a rate of 50% per year commencing on October 1, 2001. The exercise price of such options is $12.87, the fair market value of the underlying shares on June 21, 2001, the date of the grant.

/(7)/ Recent changes in the positions held by Messrs. Thomas and Hartman are discussed elsewhere herein.

     Stock Options

             The Board of Directors of the Company has adopted the Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options equal to 102,495 shares of Common Stock. The Stock Option Plan provides, among other things, for the grant of options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, and options that do not so qualify ("nonstatutory options"). For information regarding options granted to directors under the Stock Option Plan, see "Director Compensation--Stock Benefit Plans," herein. Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying Common Stock at the time of the grant.

         Set forth below is information relating to options granted under the Stock Option Plan to the named executive officers during the year ended June 30, 2001.

====================================================================================================================

                                      OPTION GRANTS IN LAST FISCAL YEAR
====================================================================================================================
                                              Individual Grants
--------------------------------------------------------------------------------------------------------------------
                                                            Percent of Total
                                                           Options Granted to       Exercise or
               Name                   Options Granted     Employees in FY 2001       Base Price     Expiration Date
--------------------------------------------------------------------------------------------------------------------
Paul L. Thomas                            19,300                  100%                 $12.87        June 21, 2011
--------------------------------------------------------------------------------------------------------------------

         Set forth below is certain additional information concerning options outstanding to the named executive officers at June 30, 2001. No options were exercised during fiscal 2001.

====================================================================================================================

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                          FISCAL YEAR-END OPTION VALUES
====================================================================================================================

                                                                 Number of Unexercised      Value of Unexercised
                                                                       Options at          In-The-Money Options at
                                                                     Fiscal Year-End             Year-End (1)
                                                                ----------------------------------------------------

                             Shares Acquired       Value        Exercisable/Unexercisable Exercisable/Unexercisable
           Name               Upon Exercise       Realized                (#)                        ($)
--------------------------------------------------------------------------------------------------------------------
 Dennis D. Hartman                 --               $--               7,789/1,948                    0/0

 Paul L. Thomas                    --               $--                  0/19,300                    0/0

--------------------------------------------------------------------------------------------------------------------

_____________________
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2001, at which date the most recent sales price of the Common Stock as reported on the Nasdaq SmallCap Market was $12.78.

Severance Agreements

         The Bank entered into an employment agreement effective upon consummation of the conversion with Dennis D. Hartman providing for a term of two years. Mr. Hartman currently serves as the Bank's President, and previously served as the Bank's Chief Financial Officer following the conversion until June 1999 and as the Bank's Chief Executive Officer from July 1999 until Mr. Thomas recently assumed that position. The contract provided for payment to the employee for the remaining term of the contract unless the employee is terminated "for cause." The employment agreement's term expired in September 1999.

         On March 24, 1998, the Bank entered into a severance agreement with Dennis D. Hartman, effective upon termination of the employment agreement ( September 1999) previously entered into upon the conversion of the Bank from mutual to stock form. The severance agreement provides for a term of three years. The agreement provides for the payment of benefits in the event of a change in control of the Bank or the Company during the term of the contract unless the executive is "terminated for cause." The severance agreement provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year.

         In the event there is a change in control of the Bank or Company, as defined in the agreement, and if employment terminates involuntarily, as defined in the agreement, in connection with such change in control or within 12 months thereafter, the severance agreement provides for a payment equal to 2.99 times Mr. Hartman's base amount of compensation as defined in Section 280G of the Code. In addition to the severance payment, Mr. Hartman would be entitled to receive health benefits for the remaining term of the agreement. Notwithstanding any provision to the contrary in the severance agreement, payments under the severance agreement are limited so that they will not constitute an excess parachute payment under Section 280G of the Code. Assuming a change in control were to take place as of June 30, 2001, the aggregate amounts payable to Mr. Hartman pursuant to this change in control provision would be approximately $197,000.

         In March 1998, the Bank entered into a severance agreement with Ms. Teegarden. This agreement provides for a term of two years and a change of control payment on involuntary termination equal to 150% of the executive's salary during the preceding calendar year including bonuses and any other cash compensation paid. This agreement is otherwise similar to the severance agreement with Mr. Hartman.

Salary Continuation Agreements

         In order to encourage the Bank's President to remain an employee of the Bank, the Bank entered into a Salary Continuation Agreement (the "Agreement") in February 1995 with Mr. Hartman. Pursuant to the Agreement, upon retirement on or after reaching age 65, Mr. Hartman would receive a monthly benefit of $1,897 paid monthly for 15 years following retirement. Upon termination of service for disability or retirement prior to age 65, Mr. Hartman would receive a reduced amount pursuant to a schedule set forth in the Agreement, paid monthly for 15 years following termination or, if earlier, until Mr. Hartman's recovery from disability. Upon termination following a change in control of the Bank, Mr. Hartman would be entitled to a lump sum payment of a reduced amount pursuant to a schedule set forth in the Agreement. The Agreement provides for a death benefit if Mr. Hartman dies while in active service of the Bank equal to the amount that would be paid to Mr. Hartman upon serving until age 65. If Mr. Hartman dies after benefit payments commence but before receiving all payments, the Bank will pay the remaining benefits at the same time and in the same amounts they would have been paid had Mr. Hartman survived. The Bank purchased life insurance on Mr. Hartman whereby the Bank is the beneficiary in order to offset the expected payments to Mr. Hartman. The Bank accrued expenses during fiscal 2001 in the amount of $2,126 for the Agreement. The Bank has also entered into Salary Continuation Agreements with Mr. Alderson and Ms. Teegarden. These agreements are similar to the Agreement with Mr. Hartman, although providing for lower payments.

Certain Transactions

         The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions as those of comparable transactions with other persons prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law generally requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates, subject to limited exceptions. However, recent regulations now permit executive officers and directors to receive the same terms on loans through plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to all directors, executive officers, and their associates totaled $232,202 at June 30, 2001, which was 1.57% of the Company's stockholders' equity at that date. All loans to directors and officers were performing in accordance with their terms at June 30, 2001.

         On August 13, 2001, the Bank entered into an agreement to sell its Kearney, Missouri branch office to Kearney Trust Company for a sales price of approximately $850,000. The Bank will transfer to Kearney Trust the branch office and fixtures, as well as approximately $11.0 million of deposits. Mr. Keith Doss, a 5% beneficial owner of the Bank, is a major stockholder and an executive officer of Kearney Trust. Kearney Trust was selected as the purchaser based upon a competitive bidding process.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 2001 were KPMG LLP The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Company for the fiscal year ending June 30, 2002, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

Audit Fees

         The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements for the year ended June 30, 2001, and the reviews of the condensed financial statements included in our quarterly Reports on Forms 10-QSB for the year ended June 30, 2001, were $80,500.

Financial Information Systems Design and Implementation Fees

         There were no fees billed by KPMG LLP for information technology services during the year ended June 30, 2001.

All Other Fees

         The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services and financial information systems design and implementation, rendered by KPMG LLP during the year ended June 30, 2001, were $13,700. These services consisted of financial reporting consultation and tax preparation.

         The Audit Committee has considered whether the provision of non-audit services (which relate to financial reporting consultation and tax preparation) is compatible with maintaining KPMG LLP's independence. The Audit Committee concluded that performing such services does not affect KPMG LLP's independence in performing its function as auditor of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 1001 North Jesse James Road, Excelsior Springs, Missouri 64024, no later than May 27, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's By-laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 90 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company. The notice must include certain information as specified in the Company's bylaws.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Excelsior Springs, Missouri
September 25, 2001

                                                                      APPENDIX A

            Charter of the Audit Committee of the Board of Directors

1. Audit Committee Purpose

     . The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

          . Monitor the independence and performance of the Company's independent auditors and the internal auditing department.

          . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     . The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

2. Audit Committee Composition and Meetings

     . Audit Committee members shall meet the requirements of the NASD Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

     . Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     . The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the internal auditor, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, may communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

3. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

          (1) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          (2) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

          (3) In consultation with the management, the independent auditors, and the internal auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

          (4) The committee may review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. The committee may discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors
     --------------------

          (5) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          (6) Approve the fees and other significant compensation to be paid to the independent auditors.

          (7) On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

          (8) Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

          (9) Prior to releasing the audited year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          (10) Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Internal Audit Department and Legal Compliance
     ----------------------------------------------

          (11) Review the budget, plan, changes in the plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

          (12) Review the appointment, performance, and replacement of the senior internal audit executive.

          (13) Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

          (14) On at least an annual basis, review the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries from regulators or governmental agencies.

     Other Audit Committee Responsibilities
     --------------------------------------

          (15) Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement, as required by the Securities and Exchange Commission.

          (16) Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          (17) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          (18) Review financial and accounting personnel succession planning within the company.

          (19) Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

             Example of Audit Committee Meeting Agenda for the Year

--------------------------------------------------------------------------------------------------------------------
Scheduled Meetings                                                         October     January     April     July
--------------------------------------------------------------------------------------------------------------------
I.  Audit Committee Purpose
--------------------------------------------------------------------------------------------------------------------
     Conduct special investigations                                           *           *          *         *
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
II.  Audit Committee Composition and Meetings
--------------------------------------------------------------------------------------------------------------------
      Assess independence & financial literacy of audit committee                         X
--------------------------------------------------------------------------------------------------------------------
      Establish number of meetings                                                        X
--------------------------------------------------------------------------------------------------------------------
      Audit Committee Chair to establish meeting agenda                       X           X          X         X
--------------------------------------------------------------------------------------------------------------------
      Enhance financial literacy - update on current financial events         X           X          X         X
--------------------------------------------------------------------------------------------------------------------
      Executive session with auditors, internal audit, management,            X           X          X         X
committee
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
III.  Audit Committee Responsibilities and Duties
--------------------------------------------------------------------------------------------------------------------
       Review charter, publish in proxy                                       X
--------------------------------------------------------------------------------------------------------------------
       Review annual financial statements - discuss with mgmt, auditors                                        X
--------------------------------------------------------------------------------------------------------------------
       Consider internal controls and financial risks                         X                      X
--------------------------------------------------------------------------------------------------------------------
       Review quarterly results and findings                                  X           X          X         X
--------------------------------------------------------------------------------------------------------------------
       Recommend appointment of auditors                                      X
--------------------------------------------------------------------------------------------------------------------
       Approve audit fees                                                                 X
--------------------------------------------------------------------------------------------------------------------
       Discuss auditor independence                                           X
--------------------------------------------------------------------------------------------------------------------
       Review auditor plan                                                                X
--------------------------------------------------------------------------------------------------------------------
       Discuss year-end results, SAS 61 report                                                                 X
--------------------------------------------------------------------------------------------------------------------
       Discuss quality of accounting principles                               *           *          *         X
--------------------------------------------------------------------------------------------------------------------
       Review internal audit plan                                                                    X
--------------------------------------------------------------------------------------------------------------------
       Review appointment, performance of internal audit executive                                   X
--------------------------------------------------------------------------------------------------------------------
       Review significant internal audit reports                              *           *          *         *
--------------------------------------------------------------------------------------------------------------------
       Review legal matters with counsel                                                  *                    X
--------------------------------------------------------------------------------------------------------------------
       Prepare report to shareholders                                         X
--------------------------------------------------------------------------------------------------------------------
       Perform other activities as appropriate                                *           *          *         *
--------------------------------------------------------------------------------------------------------------------
       Maintain minutes and report to Board                                   X           X          X         X
--------------------------------------------------------------------------------------------------------------------
       Review code of conduct                                                             X
--------------------------------------------------------------------------------------------------------------------
       Perform self-assessment of audit committee performance                                        X
--------------------------------------------------------------------------------------------------------------------
       Review financial personnel succession planning                                                X
--------------------------------------------------------------------------------------------------------------------
       Review director & officer expenses & related party transactions        X
--------------------------------------------------------------------------------------------------------------------

         X ` Recommended Timing                               * ` As Needed

                               CBES BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 25, 2001

     The undersigned hereby appoints Rodney Rounkles and Richard Cox, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of CBES Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Excelsior Springs, Missouri Community Center, located at 112 Thompson Avenue, Excelsior Springs, Missouri on October 25, 2001 at 4:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

               [_] FOR                            [_] VOTE WITHHELD

     INSTRUCTION:  To withhold your vote for any individual nominee, strike a line in that nominee's name below.

     ROBERT L. LALUMONDIER (three-year term) CECIL E. LAMB (three-year term)

     PAUL L. THOMAS (three-year term)

2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2002.

                  [_] FOR  [_] AGAINST      [_] ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO BUSINESS, OTHER THAN AS DESCRIBED IN THE COMPANY'S NOTICE OF THE MEETING AND PROXY STATEMENT, TO BE PRESENTED AT THE MEETING.

           The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.





Dated: ___________________, 2001      _________________________________
                                      Signature of Stockholder Please sign
                                      exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE